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                                                                    EXHIBIT 23.1

                        CONSENT INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 No. 333-07959, No. 333-42161 and No. 333-72531 and the
Registration Statements on Form S-3 No. 333-35343, No. 333-33997, No. 333-71053, and No. 333-59305 of our report dated January 31, 2000, which is included in this Annual Report on Form 10-K for the year ended December 31, 1999.


/s/ PRICEWATERHOUSECOOPERS LLP

Costa Mesa, California
April 14, 2000